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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2003
                                                         ----------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                          0-25023               35-2056949
      -------                       -------------          --------------
(State or other Jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)          Identification No.)


220 Federal Drive N.W., Corydon, Indiana                        47112
----------------------------------------                      ---------
(Address of principal executive offices)                      (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1   Press Release Dated October 21, 2003

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
          --------------------------------------------

      On October 21, 2003, First Capital, Inc. announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is furnished as Exhibit 99.1 and incorporated herein by reference.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST CAPITAL, INC.

Dated: October 22, 2003                   By: /s/ Samuel E. Uhl
                                              ----------------------------------
                                              Samuel E. Uhl
                                              Chief Operating Officer





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